UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Approach Resources Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 2, 2015 for Approach Resources Inc.

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the notice of meeting, proxy statement, proxy card and 2014 annual report to stockholders, go to www.proxydocs.com/AREX. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper format. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2015 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 22, 2015.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/AREX

Proxy Materials Available to View or Receive:

1. Notice of Meeting    2. Proxy Statement    3. Proxy Card    4. 2014 Annual Report to Stockholders

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/AREX		TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com
Scan code for mobile voting

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 12 digit control number located in the shaded gray box below.

ACCOUNT NO.	SHARES
Notice of Annual Meeting
Date:	Tuesday, June 2, 2015
Time:	10:00 AM (Central Daylight Time)
Place:	6500 West Frwy, Suite 800, Fort Worth, Texas 76116
To obtain directions to attend the meeting and vote in person, contact Investor Relations at (817) 989-9000.

The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR ALL NOMINEES” for director in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.
1.	Election of Class II Directors
	Nominees	01	James H. Brandi
		02	James C. Crain
2.	To approve, on an advisory basis, executive compensation.
3.	To approve the Third Amendment to our 2007 Stock Incentive Plan to increase the maximum number of available shares by 1,525,000 shares.
4.	To approve the material terms of the 2007 Stock Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code.
5.	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
6.	To transact such other business as may properly come before the meeting.